Putnam VT Sustainable Future Fund
The fund's portfolio
3/31/20 (Unaudited)

COMMON STOCKS (97.5%)(a)
	Shares	Value
Banks (2.0%)
First Republic Bank	6,597	$542,801

		542,801
Biotechnology (4.2%)
Regeneron Pharmaceuticals, Inc.(NON)	720	351,569
Seattle Genetics, Inc.(NON)	2,240	258,451
Vertex Pharmaceuticals, Inc.(NON)	2,130	506,834

		1,116,854
Building products (0.7%)
Trex Co., Inc.(NON)	2,370	189,932

		189,932
Capital markets (2.2%)
BlackRock, Inc.	196	86,234
MSCI, Inc.	1,760	508,570

		594,804
Chemicals (5.2%)
Chr. Hansen Holding A/S (Denmark)	2,460	184,575
Ecolab, Inc.	2,540	395,808
Koninklijke DSM NV (Netherlands)	4,169	473,741
Novozymes A/S Class B (Denmark)	7,340	334,699

		1,388,823
Commercial services and supplies (2.1%)
Herman Miller, Inc.	17,650	391,830
Interface, Inc.	22,284	168,467

		560,297
Containers and packaging (2.3%)
Ball Corp.	9,480	612,977

		612,977
Diversified consumer services (1.9%)
Chegg, Inc.(NON)	11,200	400,736
WW International, Inc.(NON)	6,630	112,113

		512,849
Diversified financial services (1.2%)
Eurazeo SA (France)	7,111	321,758

		321,758
Electric utilities (1.9%)
NextEra Energy, Inc.	2,140	514,927

		514,927
Electrical equipment (1.2%)
Sunrun, Inc.(NON)	30,720	310,272

		310,272
Electronic equipment, instruments, and components (2.2%)
Itron, Inc.(NON)	5,200	290,316
Trimble Inc.(NON)	9,600	305,568

		595,884
Equity real estate investment trusts (REITs) (0.6%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)	7,340	149,809

		149,809
Food products (6.1%)
McCormick & Co., Inc. (non-voting shares)	5,050	713,111
Nomad Foods, Ltd. (United Kingdom)(NON)	28,150	522,464
Simply Good Foods Co. (The)(NON)	20,040	385,970

		1,621,545
Health-care equipment and supplies (10.6%)
Becton Dickinson and Co.(S)	1,635	375,674
Danaher Corp.	7,119	985,341
Edwards Lifesciences Corp.(NON)	1,110	209,368
Hologic, Inc.(NON)	4,390	154,089
IDEXX Laboratories, Inc.(NON)	1,620	392,429
Insulet Corp.(NON)	1,630	270,058
Mesa Laboratories, Inc.(S)	1,485	335,744
ResMed, Inc.	620	91,320

		2,814,023
Health-care providers and services (1.5%)
1Life Healthcare, Inc.(NON)	3,185	57,808
HealthEquity, Inc.(NON)	6,680	337,941

		395,749
Health-care technology (3.3%)
Livongo Health, Inc.(NON)(S)	6,004	171,294
Teladoc Health, Inc.(NON)	4,480	694,445

		865,739
Hotels, restaurants, and leisure (4.9%)
Chipotle Mexican Grill, Inc.(NON)	860	562,784
Planet Fitness, Inc. Class A(NON)	5,090	247,883
Vail Resorts, Inc.	3,270	483,012

		1,293,679
Household products (0.9%)
Clorox Co. (The)(S)	1,320	228,690

		228,690
Interactive media and services (0.4%)
Pinterest, Inc. Class A(NON)	7,849	121,189

		121,189
Internet and direct marketing retail (1.2%)
Stitch Fix, Inc. Class A(NON)(S)	24,760	314,452

		314,452
IT Services (5.4%)
GoDaddy, Inc. Class A(NON)	9,720	555,109
Mastercard, Inc. Class A	3,620	874,447

		1,429,556
Life sciences tools and services (4.6%)
Bio-Rad Laboratories, Inc. Class A(NON)	1,160	406,650
Thermo Fisher Scientific, Inc.	2,860	811,096

		1,217,746
Machinery (2.6%)
Fortive Corp.	6,420	354,320
Xylem, Inc.	5,330	347,143

		701,463
Personal products (0.6%)
Unilever PLC (United Kingdom)	3,173	160,184

		160,184
Pharmaceuticals (0.9%)
Zoetis, Inc.	2,100	247,149

		247,149
Professional services (1.4%)
Clarivate Analytics PLC (United Kingdom)(NON)	18,220	378,065

		378,065
Road and rail (0.8%)
Lyft, Inc. Class A(NON)	7,770	208,625

		208,625
Semiconductors and semiconductor equipment (5.5%)
Applied Materials, Inc.	8,970	411,005
ASML Holding NV (Netherlands)	1,510	395,076
Cree, Inc.(NON)(S)	6,920	245,383
First Solar Inc.(NON)	3,950	142,437
NXP Semiconductors NV	3,350	277,816

		1,471,717
Software (16.0%)
Adobe, Inc.(NON)	2,901	923,212
Anaplan, Inc.(NON)	8,070	244,198
Crowdstrike Holdings, Inc. Class A(NON)	5,280	293,990
DocuSign, Inc.(NON)	4,770	440,748
Dynatrace, Inc.(NON)	19,211	457,990
Elastic NV(NON)	2,010	112,178
Everbridge, Inc.(NON)(S)	5,962	634,118
RingCentral, Inc. Class A(NON)	1,645	348,592
Salesforce.com, Inc.(NON)	3,444	495,867
Talend SA ADR(NON)	13,660	306,394

		4,257,287
Textiles, apparel, and luxury goods (1.6%)
adidas AG (Germany)	220	50,611
lululemon athletica, Inc. (Canada)(NON)	1,925	364,884

		415,495
Trading companies and distributors (1.5%)
United Rentals, Inc.(NON)	3,810	392,049

		392,049

Total common stocks (cost $25,148,337)		$25,946,389

SHORT-TERM INVESTMENTS (9.4%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.54%(AFF)	1,854,075	$1,854,075
Putnam Short Term Investment Fund 0.92%(AFF)	651,810	651,810

Total short-term investments (cost $2,505,885)		$2,505,885
TOTAL INVESTMENTS

Total investments (cost $27,654,222)		$28,452,274

	FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $711,378) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation
	Bank of America N.A.
		Euro	Sell	6/17/20	$336,477	$339,965	$3,488
	Barclays Bank PLC
		British Pound	Sell	6/17/20	198,628	208,784	10,156
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/17/20	73,998	74,873	875
	State Street Bank and Trust Co.
		Euro	Buy	6/17/20	66,808	64,623	2,185
	UBS AG
		Euro	Sell	6/17/20	22,896	23,133	237

	Unrealized appreciation						16,941

	Unrealized (depreciation)						—

	Total						$16,941
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2020 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $26,620,691.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$4,134,850	$6,884,848	$9,165,623	$17,816	$1,854,075
	Putnam Short Term Investment Fund**	1,253,765	3,147,864	3,749,819	3,649	651,810

	Total Short-term investments	$5,388,615	$10,032,712	$12,915,442	$21,465	$2,505,885
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $1,854,075, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $1,792,351.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$121,189	$—	$—
Consumer discretionary	2,485,864	50,611	—
Consumer staples	1,850,235	160,184	—
Financials	1,137,605	321,758	—
Health care	6,657,260	—	—
Industrials	2,740,703	—	—
Information technology	7,754,444	—	—
Materials	1,008,785	993,015	—
Real estate	149,809	—	—
Utilities	514,927	—	—

Total common stocks	24,420,821	1,525,568	—
Short-term investments	651,810	1,854,075	—

Totals by level	$25,072,631	$3,379,643	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$16,941	$—

Totals by level	$—	$16,941	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$810,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com